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                                                                 Exhibit 23.1





INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-05361 of Intrav, Inc. on Form S-8 of our reports dated February 14, 1997 appearing in this Form 8-K/A of Intrav, Inc. as of December 31, 1996.



DELOITTE & TOUCHE LLP



St. Louis, Missouri
March 14, 1997